Exhibit 99.1

Crystal River Capital, Inc.

Three World Financial Center
200 Vesey Street, 10th Floor
New York, New York 10281-1010

FOR IMMEDIATE RELEASE

TUESDAY, NOVEMBER 25, 2008

CRYSTAL RIVER STATEMENT CONCERNING NYSE LISTING STANDARDS

NEW YORK, NY—November 25, 2008—Crystal River Capital, Inc. (NYSE: CRZ) (the “Company” or “Crystal River”) today announced that the Company was notified by NYSE Regulation, Inc. that it is not in compliance with the New York Stock Exchange’s continued listing standard of maintaining a 30-day trailing average global market capitalization of $25 million or above. The NYSE announced that it will suspend trading of the Company’s common stock before the market opens on December 2, 2008 and that the stock will no longer be listed on its exchange as of that date. As a result, Crystal River is in the process of moving the trading of its stock to Over-the-Counter (“OTC”) trading and expects to commence trading on Pink Sheets by Tuesday, December 2, 2008. The Company will separately announce its new ticker symbol when available.

“The unprecedented market downturn in recent months has adversely affected Crystal River’s stock price and market capitalization,” said Bill Powell, Crystal River’s President and CEO. “Nonetheless, we remain dedicated to managing the areas of our business over which we have control, namely our efforts to further strengthen the Company’s overall financial position. We expect a number of market participants to make a market in our stock and facilitate the continued liquidity needed for our investors.”

Pink Sheets is a centralized quotation service that collects and publishes market maker quotes for OTC securities in real-time. Hence, Crystal River noted that the move to Pink Sheets would not impair its ability to operate its business and would not change its SEC reporting requirements.

About Crystal River

Crystal River Capital, Inc. (NYSE: CRZ) is a specialty finance REIT. The Company invests in commercial real estate, real estate loans, and real estate–related securities, such as commercial and residential mortgage-backed securities. For more information, visit www.crystalriverreit.com.

Forward-Looking Information

This news release, and our public documents to which we refer, contain or incorporate by reference certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements relating to our future financial results and future dividend payments and our ability to meet stock exchange listing standards. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. Factors that could cause actual results to differ materially from those set forth in the forward-looking statements include, but are not limited to, conditions in the credit markets and the general economy, changes in interest rates, changes in yield curve, changes in prepayment rates, the effectiveness of our hedging strategies, the availability of mortgage-backed securities and other targeted investments for purchase and origination, the availability and cost of capital for financing future investments and, if available, the terms of any such financing, changes in the market value of our assets, future margin reductions and the availability of liquid assets to post additional collateral, changes in business conditions and the general economy, competition within the specialty finance sector, changes in government regulations affecting our business, our ability to maintain our qualification as a real estate investment trust for federal income tax purposes, and other risks disclosed from time to time in our filings with the Securities and Exchange Commission. For more information on the risks facing the Company, see the risk factors in Exhibit 99.1 to our Form 10-Q for the period ended September 30, 2008, filed with the SEC on November 7, 2008. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

COMPANY CONTACT:

Marion Hayes

Investor Relations

Crystal River Capital, Inc.

(212) 549-8413

mhayes@crystalriverreit.com

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